UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38341	52-2126573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	907 - 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	ALSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)

The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. (the “Company") was held on May 29, 2019. Shareholders representing 48,094,934 shares, or 89.7% of the common shares outstanding as of the April 5, 2019 record date, were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, the number of votes cast for or against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1: Election of Board of Directors

The six (6) nominees to serve as directors, which constituted the entire Board of Directors as of the meeting date, were all either elected or reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Peter D. Aquino	28,756,414	2,554,089	197,837	16,586,594
Wayne Barr, Jr.	25,404,268	5,810,431	293,641	16,586,594
David W. Karp	27,083,107	4,223,193	202,040	16,586,594
Peter D. Ley	24,992,038	6,313,964	202,338	16,586,594
Brian A. Ross	29,067,538	2,242,364	198,438	16,586,594
Anand Vadapalli	21,613,983	6,842,398	3,051,959	16,586,594

Proposal 2: Advisory Approval of the Company’s Executive Compensation

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
25,025,773	6,096,380	386,185	16,586,596

Proposal 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company proposal requesting ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
46,147,371	1,304,569	642,994	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary